                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - November 8, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-115371                    52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (302) 478-6160
                                                           --------------

Item 8.01 Other Events
----------------------

Filing of Computational Materials
---------------------------------

         In connection with its Mortgage Pass-Through Certificates, Series 2004-5, Popular ABS, Inc. (the "Company") is filing this Form 8-K/A in order to amend that certain Form 8-K, dated November 8, 2004 and filed on November 10, 2004, with the Securities and Exchange Commission.

         The Form 8-K inaccurately stated that the computational materials filed therewith were prepared by Friedman, Billings, Ramsey & Co., Inc. ("FBR"). The computational materials were prepared by Greenwich Capital Markets, Inc. and not FBR.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POPULAR ABS, INC.



                                       By:  /James H. Jenkins/
                                            ------------------------------
                                            James H. Jenkins
                                            Executive Vice President & CFO


Dated: November 15, 2004

















                                       3